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                                                                 EXHIBIT 10.1(a)

                                  June 6, 1996


Global TeleSystems Group, Inc.
1751 Pinnacle Drive
North Tower 12th Floor
McLean, Virginia 22102

                         Global TeleSystems Group, Inc.

Ladies and Gentlemen:

     We refer to (a) the Senior Note Purchase Agreement, dated as of January 19, 1996 (the "Initial Chatterjee Agreement"), between Global TeleSystems Group, Inc. (the "Company") and The Open Society Institute
("OSI") and Chatterjee Fund Management, L.P., as purchasers (the "Initial Chatterjee Purchasers"); and (b) the Senior Note Purchase Agreement, dated as of June 6, 1996 (the "Additional Chatterjee Agreement"), between the Company and OSI, Winston Partners II LDC and Winston Partners II LLC., as purchasers (the "Additional Chatterjee Purchasers"). Terms defined or referenced in the Initial Chatterjee Agreement and not otherwise defined or referenced herein are used herein as therein defined or referenced.

     The Company and the Initial Chatterjee Purchasers hereby agree as follows:

     1.   (a) Articles 5, 8 and 9 of the Initial Chatterjee Agreement
(including, without limitation, the defined terms used, and the Schedules referred to and incorporated, therein, but excluding, in any event, Sections
5.3, 5.7, 5.10, 5.15, 8.8, 8.11, 8.14 and 9.9 thereof, and further excluding the definitions of "Transaction Documents," "Warrant Agreement" and "Event of Default") are amended and restated, on and as of January 19, 1996, to read in full mutatis mutandis as Articles 5, 8 and 9, respectively, of the Additional Chatterjee Agreement (including, without limitation, the corresponding defined terms used, and Schedules referred to and incorporated, therein, but excluding, in any event, Sections 5.3, 5.7, 5.10, 5.15, 8.8, 8.11, 8.14 and 9.9 thereof and further excluding the definitions of "Transaction Documents", Warrant Agreement" and "Event of Default"), except that, for purposes of such amendment, (i) unless clause (ii) below or the context
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Global TeleSystems Group, Inc.          2                           June 6, 1996



otherwise requires, references to (A) the Initial Chatterjee Agreement, (B) the Notes (as defined in the Initial Chatterjee Agreement) and (C) the Initial Chatterjee Purchasers (or, in each case, words of similar import) shall be substituted, respectively, for all references, in the foregoing provisions of the Additional Chatterjee Agreement, to (A) the Additional Chatterjee Agreement, (B) the Initial Notes, the Additional Notes or the Notes (including the OSI Note, the WPLDC Note and the WPLLC Note) (as such terms are defined in the Additional Chatterjee Agreement) and (C) the Additional Chatterjee Purchasers (or, in each case, words of similar import); and (ii) all provisions in the Initial Chatterjee Agreement permitting the execution, delivery and performance of, or the consummation of transactions contemplated or permitted by, one or more of either (x) the Transaction Documents (as defined in the Initial Chatterjee Agreement) or (y) the Transaction Documents (as defined in the Additional Chatterjee Agreement) shall be modified to permit the execution, delivery, and performance of, and the consummation of transactions contemplated or permitted by, all Transaction Documents referred to in clauses (x) and (y) above.

     (b) Article 10 of the Initial Chatterjee Agreement is amended by substituting the second sentence of Section 10.2(b) of the Additional Chatterjee Agreement (including, without limitation, the defined terms used therein) for the second sentence of Section 10.3(b) of the Initial Chatterjee Agreement (including, without limitation, the defined terms used therein).

     (c) The Initial Chatterjee Agreement as amended hereby shall remain in full force and effect.

     2. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
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     This letter agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same letter agreement. Delivery of an executed counterpart of a signature page of this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

     Please indicate your agreement to the foregoing by executing a counterpart of this letter agreement in the appropriate space provided below.

                                        Very truly yours,

                                        THE OPEN SOCIETY INSTITUTE

                                        By     /s/ [Illegible]
                                          ----------------------------
                                            Name:
                                            Title:  Trustee


                                        CHATTERJEE FUND MANAGEMENT, L.P.

                                        By     /s/ [Illegible]
                                          ----------------------------
                                            Its General Partner

                                        By     /s/  PETER HOROWITZ
                                          ----------------------------
                                            Name:  Peter Horowitz
                                            Title: Attorney-in-fact


Accepted and Agreed:

GLOBAL TELESYSTEMS GROUP, INC.

By           /s/  N. S. Molberger
  ---------------------------------------
    Name:  N. S. Molberger
    Title: Vice President-General Counsel